TAKEOVER AGREEMENT

This Takeover Agreement ("Agreement") is entered into as of December 13, 2013 by and between:

Pharma Investing News, Inc. ("PINV"), a Nevada corporation.

And

ImmunoClin, Ltd. ("IMC"), a United Kingdom corporation, including Dr. Dorothy Bray, the sole owner/stockholder of ImmunoClin, Ltd.

RECITALS

A.                 Pharma Investing News, Inc. is a U.S. public company (OTCBB: PINV) that wishes to takeover ImmunoClin, Ltd. (“IMC”).  IMC will become a wholly-owned subsidiary of PINV upon closing of this Takeover Agreement.

B.                 IMC desires to sell, assign, transfer and convey to PINV all of IMC’s rights, interests, assets, technology, intellectual property, titles, and interest in ImmunoClin, Ltd. (the "Assets").

C.                 Dr. Dorothy Bray agrees to exchange her 100% ownership and shareholdings in ImmunoClin Ltd for shareholdings in PINV.

D.                 Subject to the terms and conditions of this Agreement, IMC agrees to sell to PINV and PINV agrees to purchase from IMC, IMC’s Assets with all liabilities or obligations or encumbrances attached to IMC’s Assets.

E.                  Exhibit 1 to be provided according to the IMC’s Assets as listed but not limited to the list below (“Assets”):

a.       Brands, trademarks, trade-names, and designs

b.      Website

c.       Client Base

d.      All Capital Assets

e.       All Hardware and Software

f.        Intellectual Property

g.       Internal Systems

h.       All contracted rights, properties, patents, trademarks, and distribution rights and agreements pertaining to ImmunoClin.

AGREEMENT

The parties, intending to be legally bound, agree as follows:

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ARTICLE 1

DEFINITIONS

For the purposes of this Agreement, the following terms and variations on them have the meanings specified in this Section 1:

"Assets" is defined as all tangible and intangible assets of the business of the IMC at Closing and as represented in Exhibit 1 of this Agreement, excluding undisclosed liabilities.

"PINV" is defined in the first paragraph of this Agreement and is a U.S. publicly traded company on the OTCBB under the symbol “PINV”.

"Closing" means the consummation and completion of the purchase and sale of the Shares.

"Closing Date" means the date on which the Closing actually takes place that shall occur on or before December 5, 2013 unless mutually agreed to extend by both parties.

"Consent" means any approval, consent, ratification, waiver or other authorization.

"Contemplated Transactions" means all of the transactions to be carried out in accordance with this Agreement, including share for share transfer to effect takeover of IMC by PINV, the performance by the parties of their other obligations under this Agreement.

"Contract" means any contract, agreement, commitment, understanding, lease, license, franchise, warranty, guaranty, mortgage, note, bond or other instrument or consensual obligation (whether written or oral and whether express or implied) that is legally binding.

"Contravene" -- an act or omission would "Contravene" something if, as the context requires:

(a)        the act or omission would conflict with it, violate it, result in a breach or violation of or failure to comply with it, or constitute a default under it;

(b)        the act or omission would give any Governmental Body or other Person the right to challenge, revoke, withdraw, suspend, cancel, terminate or modify it, to exercise any remedy or obtain any relief under it, or to declare a default or accelerate the maturity of any obligation under it; or

(c)        the act or omission would result in the creation of an Encumbrance on the Assets.

“Convertible Debt” means the current PINV debt held by Jagpal Holdings Inc., with corporate address of 900 - 555 Burrard Street, Vancouver BC, Canada, V7X 1M9 and/or their assigns, shall be converted upon demand by the debt holders at a share price of $0.001. The amount of such debt held at the time of signing this agreement is shown in the exhibit 3.3.1.

"Encumbrance" means any charge, claim, mortgage, servitude, easement, right of way, community or other marital property interest, covenant, equitable interest, license, lease or other possessory interest, lien, option, pledge, security interest, preference, priority, right of first refusal or similar restriction.

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"Financial Statements" is defined in Section 3.4.

"GAAP" means generally accepted accounting principles for financial reporting in the United States.

"Governing Document" means any charter, Sections, bylaws, certificate, statement, statutes or similar document adopted, filed or registered in connection with the creation, formation or organization of an entity, and any Contract among all equity holders, partners or members of an entity. PINV and IMC provide each other with the copies of current Bylaws and articles  prior to signing this agreement.

"Governmental Authorization" means any Consent, license, permit or registration issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law.

"Governmental Body" means any (a)nation, region, state, county, city, town, village, district or other jurisdiction, (b)federal, state, local, municipal, foreign or other government, (c)governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department or other entity and any court or other tribunal), (d)multinational organization, (e)body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, or (f)official of any of the foregoing.

“IMC Takeover Transaction certificate” is defined in Section 2.4(a)(i) and evidenced by Exhibit ‘5’ to this Agreement.

"IMC" is defined in the first paragraph of this Agreement, including Dr. Dorothy Bray, the sole owner/shareholder of ImmunoClin, Ltd. as further defined in Section 3.2.

"IMC's Disclosure Schedule" means the disclosure schedule delivered pursuant to Section 3 by IMC to PINV concurrently with the execution of the Agreement.

"Knowledge" means, with respect to IMC, the actual knowledge after reasonable investigation of IMC or of its officers or senior managerial employees.

"Law" means any constitution, law, statute, treaty, rule, regulation, ordinance, code, binding case law, principle of common law or notice of any Governmental Body.

"Liabilities" includes liabilities or obligations of any nature, whether known or unknown, whether absolute, accrued, contingent, inchoate or otherwise, whether due or to become due, and whether or not required to be reflected on a financial statement prepared in accordance with GAAP.

“Management Compensation” shall mean the cash and stock compensation paid to executives and directors appointed to PINV upon signing and closing of this Agreement pursuant to Exhibit ‘6’.

"Name and Brand" shall mean the IMC’s name, logo, brand, image and other commercial or marketing materials that identify and establish identity for the company.

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"Order" means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body or arbitrator and any Contract with any Governmental Body pertaining to compliance with Law.

"Ordinary Course of Business" refers to actions taken in the IMC’s normal operation, consistent with its past practice and having no material adverse effect on the financial or other condition, results of operations, assets, liabilities, equity, business or prospects of the Assets.

"Person" refers to an individual or an entity, including a corporation, share company, limited liability company, partnership, trust, association, Governmental Body or any other body with legal personality separate from its equity holders or members.

"Proceeding" means any action, arbitration, audit, examination, investigation, hearing, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, and whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

"Purchase Price" is defined in Section 2.2.

"Securities Act" means the Securities Act of 1933.

"Securities Exchange Act" means the Securities Exchange Act of 1934.

"Shares" is defined as all issued and outstanding common or preferred shares of the IMC.

“Voting Control Shares” is defined as one million (1,000,000) series A preferred stock with 1,000 votes per share of which five hundred thousand (500,000) shares shall be issued to each of Castor Management Services, Inc. and/or its assignees and to Dr. Dorothy Bray and/or her assigns; each 500,000 series A preferred stock position representing 50% majority voting control of PINV.

ARTICLE 2
SHARE FOR SHARE TRANSFER; CLOSING

2.1              SHARES

Upon the terms and subject to the conditions set forth in this Agreement, prior to Closing, PINV and IMC will affect a share for share exchange.

2.2              SHARE FOR SHARE EXCHANGE

The parties agree that on or prior to the Closing Date, PINV shall issue to Dr. Dorothy Bray the amount of ten million (10,000,000) Rule 144 restricted common stock (the “PINV Shares”) pursuant to this takeover Agreement.  For clarification, Dr. Dorothy Bray as the sole shareholder of ImmunoClin, Ltd. is exchanging 100% of her shareholdings in ImmunoClin, Ltd. for ten million (10,000,000) Rule 144 restricted common stock of Pharma Investing News, Inc. (OTCBB: PINV) as good and valuable consideration for PINV’s takeover of IMC.

In addition, 500,000 series A preferred Voting Control Shares shall be issued to Castor Management Services, Inc. and 500,000 series A preferred Voting Control Shares to Dr. Dorothy Bray, or her assigns.  Castor Management Services, Inc. and Dr. Dorothy Bray agree that all of the Voting Rights of these preferred shares will be pooled by both parties into one vote such that both parties for the foreseeable future must agree in writing to effect any voting of these preferred shares whether it be a yes or no vote.

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 2.3              CLOSING

The Closing will take place at the offices of IMC, at 10:00 a.m. (Pacific standard time) on December 5, 2013 following the satisfaction or waiver of each of the conditions set forth in Sections 5 and 6.

2.4              CLOSING DELIVERIES

At the Closing:

(a)                IMC will deliver to PINV:

(i)                  Takeover Transaction certificate in the form of Exhibit 5 duly endorsed (or accompanied by duly executed Power of Attorney);including release executed by IMC (the "Takeover Transaction certificate"); and

(ii)                a certificate executed by IMC as to the accuracy of IMC's representations and warranties as stated through out this agreement as of the date of this Agreement and as of the Closing in accordance with Section 6.1 and as to their compliance with and performance of its covenants and obligations to be performed or complied on or before the Closing Date in accordance with Section 6.

(b)               PINV will deliver:

(i)                  Stock certificates representing the PINV shares (in share for share exchange) to the existing owners/stockholders of IMC (Dr. Dorothy Bray);

(ii)                Stock certificates representing the additional PINV shares to the individuals in the Exhibit 6 after closing.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF IMC

IMC represents and warrants to PINV that:

3.1              ORGANIZATION AND GOOD STANDING

The Assets are those described in Exhibit 1 attached hereto.

ENFORCEABILITY; NO CONFLICT

(a)                IMC has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform their obligations under this Agreement.  Assuming due authorization, execution and delivery of this Agreement by PINV, this Agreement constitutes the legal, valid and binding obligation of IMC and the Company, enforceable against IMC and the Company in accordance with its terms.

(b)               IMC and the Company are not and will not be required to give any notice to any Person or obtain any Consent or Governmental Authorization in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

(c)                Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will directly or indirectly (with or without notice or lapse of time) (i) Contravene any provision of the Governing Documents of the Assets, (ii) Contravene any Assets Contract, Governmental Authorization, Law or Order to which Assets or IMC, or any of the assets owned or used by the Assets, may be subject, or (iii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by the Assets.

(d)         Certificate of good standing issued by The Companies House in the United Kingdom is attached as Exhibit 2

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 3.2              CAPITALIZATION AND OWNERSHIP

PINV's issued and outstanding common shares are 10,361,015 at the time of signing this agreement with no other classes of shares issued or outstanding.

Dr. Dorothy Bray is the sole shareholder and owner of ten million (10,000,000) ordinary shares in ImmunoClin, Ltd. with no other classes of shares issued or outstanding.

3.3              ImmunoClin Ltd (IMC) is the Registered owner of the “Assets”.

3.4              FINANCIAL STATEMENTS

There will be no liabilities owed to Dr. Dorothy Bray, or Dr. Bray’s family, except for Director’s loans.

3.5              NO UNDISCLOSED LIABILITIES

The Assets have no undisclosed Liabilities.  PINV shall assume all liabilities and obligations with respect to IMC’s Assets, as listed on Exhibit 1 attached hereto, and will not assume any liabilities or obligations that are not listed on Exhibit 3.1.  PINV will be responsible for financing development of IMC’s intellectual property and patents as listed in Exhibit 1(b). PINV liabilities at the time of signing this agreement are disclosed in its non-audited financials and as evidenced in exhibit 3.3.

3.6              CONTRACTS; NO DEFAULTS

(a)                Section 3.6of IMC's Disclosure Schedule contains an accurate and complete list of:

(i)                  each IMC Contract that involves performance of services or delivery of goods or materials by the IMC of an amount or value in excess of $10,000;

(ii)                each IMC Contract that involves performance of services for or delivery of goods or materials to the IMC of an amount or value in excess of $10,000; and

(iii)               each IMC Contract that was not entered into in the Ordinary Course of Business and that involves the expenditure or receipt by the IMC of an amount or value in excess of $1,000.

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 3.7             LEGAL PROCEEDINGS; ORDERS

(b)               There exists no pending Proceedings (i) by or against the IMC or that otherwise relate to or may affect the business of, or any of the assets owned or used by, the IMC or (ii) that challenge, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Contemplated Transactions.  To IMC's Knowledge, no other such Proceeding has been threatened, and no event has occurred or circumstance exists that may give rise to or serve as a basis for the commencement of any such Proceeding.

(c)                There exists no pending Order to which the IMC or any of the assets owned or used by the IMC, is or has been subject.

3.8              SECURITIES LAW MATTERS

The parties acknowledge that they both have received independent legal counsel with respect to applicable U.S. securities law in regards to takeover under this Takeover Agreement and each party shall be solely responsible for all reporting and filing with the U.S. Securities and Exchange Commission, or any other government agency as required, with respect to this transaction.

3.9              BROKERS OR FINDERS

IMC has not incurred any Liability for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PINV

PINV represents and warrants to IMC that:

4.1              ORGANIZATION

PINV is a U.S. public corporation that trades on the OTCBB under the stock symbol PINV and is a corporation duly organized, validly existing and in good standing under the laws of Nevada, U.S.A., its jurisdiction of organization. The share structure at the time of signing this agreement is presented in the Exhibit 3.2. PINV has no undisclosed liabilities as per Exhibit 3.3.

4.2              ENFORCEABILITY; NO CONFLICT

(a)                PINV has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, which actions have been duly authorized and approved by all necessary corporate action of PINV.  Assuming the execution and delivery of this Agreement by IMC, this Agreement constitutes the legal, valid and binding obligation of PINV, enforceable against PINV in accordance with its terms.

(b)               PINV is not and will not be required to obtain any Consent or Governmental Authorization in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

(c)                Neither the execution and delivery of this Agreement by PINV nor the consummation or performance of any of the Contemplated Transactions by PINV will give any Person the right to prevent, delay or otherwise interfere with any of the Contemplated Transactions pursuant to (i) any provision of PINV's Governing Documents, (ii) any resolution adopted by the board of directors or the stockholders of PINV, (iii) any Law, Order or Governmental Authorization to which PINV may be subject or (iv) any Contract to which PINV is a party or by which PINV may be bound, providing that all have been disclosed and acknowledged by IMC prior to this Agreement.

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 4.3              BROKERS OR FINDERS

PINV has not incurred any Liability for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

ARTICLE 5

COVENANTS OF THE PARTIES BEFORE CLOSING

5.1              ACCESS AND INVESTIGATION

Between the date of this Agreement and the Closing Date and upon reasonable advance notice from PINV, IMC will, and will cause the Assets to, (a) afford PINV full and free access to IMC’s personnel, properties, Contracts, books and records, and other documents and data, (b) furnish such Persons with copies of all such Contracts, books and records, and other documents and data as PINV may reasonably request, and (c) furnish such Persons with such additional financial, operating and other data and information as PINV may reasonably request.

5.2              OPERATION OF THE BUSINESS OF IMC

Between the date of this Agreement and the Closing Date, IMC will, and will cause IMC to, (a) conduct its business only in the Ordinary Course of Business, (b) use their Best Efforts to preserve intact the current business organization of IMC, keep available the services of the current officers, employees and agents of IMC, and maintain relations and goodwill with suppliers, customers, landlords, creditors, employees, agents and others having business relationships with IMC, (c) confer with PINV concerning operational matters of a material nature and (d) otherwise report periodically to PINV concerning the status of the business, operations and finances of IMC.

5.3              SHAREHOLDER APPROVAL

PINV acknowledges that it has signed directors’ and majority shareholders’ approval to consummate this Agreement, as evidenced by exhibit 4.

ARTICLE 6
CONDITIONS PRECEDENT TO PINV'S OBLIGATION TO CLOSE

PINV's obligation to conduct share for share exchange and to take the other actions required to be taken by PINV at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

6.1              ACCURACY OF REPRESENTATIONS

All of IMC's representations and warranties in this Agreement (considered both collectively and individually) must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if then made.

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 6.2              IMC'S PERFORMANCE

All of the covenants and obligations that IMC is required to perform or to comply with under this Agreement on or before the Closing Date (considered both collectively and individually) must have been duly performed and complied with in all material respects.

6.3              STOCKHOLDER APPROVAL

None Required

ARTICLE 7
CONDITIONS PRECEDENT TO IMC'S OBLIGATION TO CLOSE

IMC's obligation to proceed with share for share exchange in this TAKEOVER agreement and to take the other actions required to be taken by IMC at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

7.1              ACCURACY OF REPRESENTATIONS

All of PINV's representations and warranties in this Agreement (considered both collectively and individually) must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if then made.

7.2              PINV’S PERFORMANCE

The PINV agrees to contract IMC personnel in accordance with this Agreement as follows (see also Exhibit 6):

(a)                Dr Dorothy Bray will remain employed as the managing director of ImmunoClin Ltd to oversee all matters pertaining to the general operation of the ImmunoClin presented under the IMC’s Assets. In addition Dr Dorothy Bray will be appointed as PINV’s Director, President and CEO upon closing.

(b)        The PINV intends to change the name of the Company to ImmunoClin Corporation after the Closing of this Agreement and that all future business and operations of the Assets shall be conducted under the same.

(c)        All of the covenants and obligations that the PINV is required to perform or to comply with under this Agreement on or before the Closing Date (considered both collectively and individually) must have been performed and complied with in all material respects.

(d)        PINV warrants that it will endeavor in good faith to raise finance necessary to develop and commercialize IMC’s intellectual property portfolio as evidenced in exhibit 4. The majority and/or controlling shareholders will agree to financing rounds prior to these occurring and will not object to reasonable third party financing proposals at market rates. In addition to the director’s loan, preferred method of financing will be private placements at market rates.

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ARTICLE 8
TERMINATION

8.1              TERMINATION EVENTS

Subject to Section 8.2, this Agreement may, by notice given before or at the Closing, be terminated:

(a)                by mutual consent of PINV and IMC;

(b)               by PINV if the satisfaction of any condition in Section 6 is or becomes impossible (other than through the failure of PINV to comply with its obligations under this Agreement) and PINV has not waived such condition;

(c)                by IMC if the satisfaction of any condition in Section 7 is or becomes impossible (other than through the failure of IMC to comply with its obligations under this Agreement) and IMC has not waived such condition; and

(d)               by either PINV or IMC if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before December 5, 2013 or such later date as PINV and IMC may mutually agree upon.

8.2              EFFECT OF TERMINATION

Each party's right of termination under Section 8.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies.  If this Agreement is terminated pursuant to Section 8.1, all obligations of the parties under this Agreement will terminate; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by another party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of any other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

 ARTICLE 9
INDEMNIFICATION; REMEDIES

9.1              SURVIVAL

All representations, warranties, covenants and obligations in this Agreement, and any other certificate or document delivered pursuant to this Agreement will survive the Closing and the consummation of the Contemplated Transactions.

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ARTICLE 10
GENERAL PROVISIONS

10.1          EXPENSES

Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives.

10.2          FURTHER ACTIONS

Upon the request of any party to this Agreement, the parties will (a) furnish to the requesting party any additional information, (b) execute and deliver, at their own expense, any other documents and (c) take any other actions as the requesting party may reasonably require to more effectively carry out the intent of this Agreement and the Contemplated Transactions.

10.3          ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements among the parties with respect to its subject matter a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter.  This Agreement may not be amended, supplemented or otherwise modified except in a written mutual consent by both parties.

10.4          NOTICES

All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with written confirmation of receipt), or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below:

If to PINV:                               Pharma Investing News, Inc.

                                                9107 Wilshire Blvd.

                                                Suite 450

                                                Beverly Hills, CA 90210

                                                U.S.A.

                                                Attention: Chad Johnson (“PINV”)

If to IMC:                                 ImmunoClin, Ltd.

Rowlandson House,

289-293, Ballards Lane,

London N12-8NP

 United Kingdom

                                                Attention: Dr. Dorothy Bray (“IMC”)

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 10.5          CONFIDENTIALITY

Unless otherwise agreed to by both parties, neither party shall make any public announcement or other disclosure in any way relating to this proposed transaction to any person including, but not limited to, clients, service contract holders and PINV’s employees and suppliers, unless as required by law.

10.6          ENFORCEABILITY

Notwithstanding anything to the contrary set forth herein, the IMC’s obligation to consummate the transaction described herein shall be subject to (i) negotiation of acceptable documentation, (ii) approval of the transaction by its Board of Directors and (iii) satisfactory completion of its due diligence as described herein.

10.7          WAIVER

Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege.  To the maximum extent permitted by applicable law, no party will be deemed to have waived any of its rights or privilege under this Agreement or the documents referred to in this Agreement unless the waiver is in writing and no waiver given by a party will be applicable except in the specific instance for which it is given.

10.8          MODIFICATION

This Agreement may not be amended except by mutual agreement in writing by both parties.

10.9          ASSIGNMENTS, SUCCESSORS, AND THIRD-PARTY RIGHTS

Either party may assign any of its rights under this Agreement with the prior written consent of the other party and the assigned party will be bound to the representations, warranties, and obligations of this Agreement as if it signed the Agreement as the original signatory of both parties (with such factual changes, such as jurisdiction of organization, as reasonably may be required). Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties.  Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement.  This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

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 10.10      SEVERABILITY

If a court of competent jurisdiction holds any provision of this Agreement invalid or unenforceable, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

10.11      SECTION HEADINGS; CONSTRUCTION

The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.  All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Agreement.  All words used in this Agreement will be construed to be of such gender or number as the circumstances require.  Unless otherwise expressly provided, the word “including” does not limit the preceding words or terms.

10.12      GOVERNING LAW

This Agreement will be governed by and construed under the laws of Nevada, U.S.A. without regard to conflicts of laws principles that would require the application of any other law.

10.13      COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute the same agreement.

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.

PHARMA INVESTING NEWS, INC. (“PINV”)

Per:    /s/ Chad S. Johnson

_____________________________________

Chad S. Johnson, Esq., President and Director

IMMUNOCLIN, LTD. (“IMC”)

Per:    /s/ Dr. Dorothy H. Bray

_____________________________________

Dr. Dorothy H. Bray, PhD,  President and Director

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EXHIBIT ‘1’

ASSETS

The business, operations, and the assets of ImmunoClin, Ltd. are including but not limited to, the following:

i.         Brands, trademarks, trade-names, and designs

j.        Websites and content

k.      Client Base

l.         All Facilities

m.     All Capital Assets

n.       All Hardware and Software

o.      All Research and Development

p.      Intellectual Property, including Patents as per attached list [Exhibit 1(b)]

q.      Internal Systems

r.        All other contracted rights, properties, patents, trademarks, and distribution rights and agreements pertaining to ImmunoClin.

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EXHIBIT ‘1b’

INTELLECTUAL PROPERTY AND PATENTS

ImmunoClin, Ltd’s intellectual property and patents are including, but are not limited to, the following: All intellectual property created by ImmunoClin, Ltd and All patents filed, in-process, or contemplated by ImmunoClin, Ltd.

Patent Title	Applicant (s) / country	Filing date
HIGH THROUGHPUT DETERMINATION OF ANTIGEN EXPRESSION	IMMUNOCLIN LABORATORIES LIMITED (United Kingdom)	27.11.2000
ASSAY METHOD FOR EVALUATING CELL RESPONSES TO INFECTION	IMMUNOCLIN LABORATORIES LIMITED (United Kingdom)	01.11.2000
Treatment with cytokines for Alzheimer's disease	IMMUNOCLIN, LTD. (United Kingdom)	31.05.2002
Marker Gene	IMMUNOCLIN, LTD. (United Kingdom) OSAKA INDUSTRIAL PROMOTION ORGANISATION (JAPAN)	16.10.2002
Biomarkers of resistance to infections in humans and biological application thereof (IL-22)	INSTITUT DE RECHERCHE POUR LE DEVELOPPEMENT (IRD) (France) IMMUNOCLIN, LTD. (United Kingdom)	5.11.2003
Markers for atherosclerosis	IMMUNOCLIN, LTD. (United Kingdom)	9.06.2004
HIV resistance genes	IMMUNOCLIN, LTD. (United Kingdom) OSAKA INDUSTRIAL PROMOTION ORGANISATION (JAPAN) TOPPAN PRINTING COMPANY LTD (JAPAN)	24.12.2004
Methods and compositions for the treatment of viral diseases	INSTITUT DE RECHERCHE POUR LE DEVELOPPEMENT (IRD) (France) IMMUNOCLIN, LTD. (United Kingdom)	20.05.2005
Particle detector	IMMUNOCLIN, LTD. (United Kingdom) Railton Frith	3.11.2005
CHIMERIC HIV-1 GP120 GLYCOPROTEINS AND THEIR BIOLOGICAL APPLICATIONS	INSTITUT DE RECHERCHE POUR LE DEVELOPPEMENT (IRD) (France) IMMUNOCLIN, LTD. (United Kingdom) COMMISSARIAT À L'ENERGIE ATOMIQUE (CEA) (France)	28.11.2005
MARKERS FOR ATHEROSCLEROSIS	IMMUNOCLIN, LTD. (United Kingdom)	08.03.2006
METHOD FOR DIAGNOSIS AND INDUCTION OF RESISTANCE TO VIRUS	IMMUNOCLIN, LTD. (United Kingdom) OSAKA INDUSTRIAL PROMOTION ORGANISATION (JAPAN) TOPPAN PRINTING COMPANY LTD (JAPAN	12.09.2007

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EXHIBIT ‘2’

ImmunoClin’s Certificate of Good Standing

issued by The Companies House in the United Kingdom on 9th October 2013

THE COMPANIES ACT 2006

Company No. **3914021**

The Registrar of Companies for England and Wales hereby certifies that IMMUNOCLIN LIMITED (originally called IMMUNOVA LABORATORIES LIMITED changed its name on 22nd June 2000 to IMMUNOCLIN LABORATORIES LIMITED which was changed on 2nd August 2002 to IMMUNOCLIN LIMITED each change having been made by resolution) was incorporated under the Companies Act 1985 as a limited company on 26th January 2000.

According to the documents on file and in the custody of the Registrar, the company is up to date with its filing requirements and has at least 1 director, who is a natural person over the age of 16.

The company has been in continuous unbroken existence since its incorporation and no action is currently being taken by the Registrar of Companies to strike the company off the register or to dissolve it as defunct. As far as the Registrar is aware, the company is not in liquidation or subject to an administration order, and no receiver or manager of the company's property has been appointed.*

Given at Companies House, the **9th October 2013**

G COOK
for the Registrar of Companies

This certificate records the result of a search of the information registered by the Registrar. This information derives from filings accepted in good faith without verification. For this reason the Registrar cannot guarantee that the information on the register is accurate or complete.

Companies House

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EXHIBIT ‘3’

3.1 LIABILITIES AND OBLIGATIONS OF IMC

The following liabilities and obligations of ImmunoClin, Ltd. include:

3.1.1        Accounts payable: US$101,000

3.1.2        Accrued expenses and liabilities: US$236,000

3.1.3        Other debts and liabilities:

3.1.3.1  Dr. Roscoe Moore US$85,000 to be settled through cash or 144- restricted shares in PINV)

3.1.3.2  Mr. Railton Frith US $200,000 (to be settled through cash or 144-restricted shares in PINV)

3.1.4        Taxes payable: None due

3.1.5        Contractual obligations: US$175,000

3.1.6        Contingencies: US$ 89,000

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 3.2      ORGANIZATION OF PINV OWNERSHIP AT THE TIME OF SIGNING THIS AGREEMENT:

3.2.1        Total Shares Authorized: 290,000,000

3.2.2        Total shares issued: 10,361,015

3.2.3        Current Shareholders List:

3.2.3.1  Controlling share block: Castor Management Services: 10,000,000

3.2.3.2  Public float: 361,015

3.2.3.3  El Toro Inversionista Corp: 85,504

3.2.3.4  BALMORAL LIMITED: 89,147

3.2.3.5  FUNDACION ESPEJISMO (2 - certs) 5,143 and 78,431

3.2.3.6  OASIS FINANCIAL CORP: 92,361

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3.3      PINV LIABILITIES AT THE TIME OF SIGNING THIS AGREEMENT

3.3.1        CONVERTIBLE DEBT HELD BY JAGPAL HOLDINGS INC. AT THE TIME OF SIGNING THIS AGREEMENT: $55,144.72

3.3.2        OTHER LIABILITIES OF PINV AT THE TIME OF SIGNING THIS AGREEMENT: $28, 344.28

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EXHIBIT ‘4’

SHAREHOLDER APPROVAL

A signed majority shareholder resolution approving this TAKEOVER Agreement:

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EXHIBIT ‘5’

TAKEOVER TRANSACTION CERTIFICATE

BE IT KNOWN, that for good and valuable consideration, and in share for share transaction of the sum of ten million (10,000,000) Rule 144 restricted common shares in PINV, the receipt and sufficiency of which is hereby acknowledged, the undersigned ImmunoClin, Ltd., a United Kingdom corporation with UK Tax ID# 2 2 6 9 4 2 6 0 0 6 1 6 9and incorporation number: 3 9 1 4 0 2 1  (the “IMC”) hereby grants, and transfers to Pharma Investing News, Inc. (the “PINV”) and its heirs, executors, administrators, successors, and assigns forever, the following corporate business and assets contained therein:

IMC’s Assets as list below but not limited to the following:

a.       Brands, trademarks, trade-names, and designs

b.      Websites and content

c.       Client Base

d.      All Facilities

e.       All Capital Assets

f.        All Hardware and Software

g.       All Research and Development

h.       Intellectual Property, including Patents as per attached list

i.         Internal Systems

j.        All other contracted rights, properties, patents, trademarks, and distribution rights and agreements pertaining to its ImmunoClin.

The IMC warrants to the PINV it has good and marketable title to the Assets, full authority to grant, sell, and transfer the Assets, and the Assets are assigned to PINV free and clear of all liens, claims, or other encumbrances.

The IMC further warrants to PINV that it will fully defend, protect, indemnify, and hold harmless PINV and its lawful heirs, executors, administrators, successors, and assigns from any adverse claims thereto.

Signed this _____ day of _________________, 2013.

IMMUNOCLIN, LTD.

Per:

                                                                                    Witness:

Dr. Dorothy Bray, President                                         Print name:

            Address:                                                                        Occupation:

            Rowlandson House,                                                    Address:

289-293, Ballards Lane,

London N12-8NP  United Kingdom

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EXHIBIT ‘6’

MANAGEMENT COMPENSATION

Immediately upon signing of this Takeover Agreement, key personnel and management shall be assigned executive positions in PINV and enter into management contracts with respective cash and stock compensation as follows:

Executive                               Position                                                     Monthly Fees                      Immediate               Year 2

Raymond Dabney       Managing Consultant                          1st 3 months           2nd 9 months

Cash                                                                                                        $10,000                   $23,333

S-8 Stock                                                                                                                                                           None                None

Rule 144 Stock                                                                                                                                            1,000,000          1,000,000

Dr. Dorothy Bray        CEO/President/Director                        1st 3 months           2nd 9 months

Cash                                                                                                        $10,000                   $23,333

S-8 Stock                                                                                                                                                     1,000,000          1,000,000

Rule 144 Stock                                                                                                                                            1,000,000          1,000,000

Dr. Khadija Benlhassan Chahour

                                                CSO/Director                                1st 3 months           2nd 9 months

Cash                                                                                                        $16,667                   $17,778

S-8 Stock                                                                                                                                                            None                None

Rule 144 Stock                                                                                                                                            1,000,000          1,000,000

Chad S. Johnson      COO/General Counsel/Director/Sec'y    1st 3 months          2nd 9 months

Cash                                                                                                        $10,000                   $15,000

S-8 Stock                                                                                                                                                            None                None

Rule 144 Stock                                                                                                                                            1,000,000          1,000,000

James Scott Munro              CFO                                                1st 3 months           2nd 9 months

Cash                                                                                                        $10,000                   $23,333

S-8 Stock                                                                                                                                                     1,000,000          1,000,000

Rule 144 Stock                                                                                                                                            1,000,000          1,000,000

For clarity, executives may assign cash and/or stock compensation to their respective management companies or other operating companies through which services are provided to PINV.

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